COLUMBUS ACQUISITION CORP.

_____________, 2007

Renova U.S. Management LLC
153 East 53rd Street, 58th Floor
New York, New York 10022

Gentlemen:

This letter will confirm the agreement by and between Columbus Acquisition Corp. (the “Company”) and Renova U.S. Management LLC (“RUSM”) that, commencing on the effective date (“Effective Date”) of the registration statement on Form S-1 (File No. 333-138890) for the initial public offering (“IPO”) of the Company’s securities and continuing until the earlier of (i) the consummation by the Company of a “Business Combination” (as described in the Company's final prospectus relating to the IPO) and (ii) the Company’s dissolution and liquidation, RUSM shall make available to the Company certain office space, administrative services and secretarial services as may be required by the Company from time to time at 153 East 53rd Street, 58th Floor, New York, New York 10022, or at such successor facilities as shall be suitable to meet the Company’s needs and as RUSM may elect to provide in lieu of the foregoing office. In exchange therefor, the Company shall pay RUSM a sum of $7,500 per month on the Effective Date and continuing monthly thereafter.

Very truly yours, COLUMBUS ACQUISITION CORP.
By:
Name:
Title:

AGREED TO AND ACCEPTED BY: RENOVA U.S. MANAGEMENT LLC
By:
Name:
Title: